Exhibit 99.1

Pelican Acquisition Corporation and Greenland Energy Announce SEC Effectiveness of Registration Statement

Extraordinary General Meeting of Shareholders to Approve Business Combination Scheduled for March 17, 2026

Houston, Texas — February 24, 2026 — Pelican Acquisition Corporation (NASDAQ: PELI) (“Pelican”), a publicly traded special purpose acquisition company, today announced that the U.S. Securities and Exchange Commission (“SEC”) has declared effective its registration statement on Form S-4 (the “Registration Statement”) in connection with its proposed business combination with Greenland Exploration Limited (“Greenland Exploration”) and March GL Company (“March GL”). The combined company will operate as Greenland Energy Company (“Greenland”) and is expected to list on Nasdaq under the ticker symbol “GLND” upon closing.

The Registration Statement includes a proxy statement/prospectus for Pelican’s shareholders in connection with the business combination. The definitive proxy statement/prospectus will be mailed to Pelican shareholders of record as of February 19, 2026, the record date for voting on the business combination and related matters.

The business combination will create Greenland Energy Company, a publicly traded entity focused on the responsible development of Greenland’s vast energy resources in the Jameson Land Basin. This milestone advances the company’s mission to enhance global energy security by leveraging proven Arctic expertise and sustainable partnerships with Greenlandic authorities and communities.

“We are pleased with the SEC’s declaration of effectiveness, marking a significant step toward completing this transformative transaction,” said Robert Price, CEO of March GL and incoming CEO of Greenland. “This combination positions us to unlock the Jameson Land Basin’s potential responsibly, delivering value for shareholders and contributing to energy diversification worldwide.”

Larry Swets, CEO of Greenland Exploration Limited and future Executive Chairman of Greenland, added: “The effectiveness of the Registration Statement brings us closer to realizing our vision of a leading energy company in one of the world’s most promising untapped basins. We look forward to shareholder approval and a successful closing in the first quarter of 2026.”

Extraordinary General Meeting of Shareholders

Pelican will hold a virtual extraordinary general meeting of shareholders (the “Special Meeting”) on March 17, 2026, at 10:00 a.m. Eastern Time, to approve the business combination and related proposals. The Special Meeting will be conducted virtually via live webcast at https://www.cstproxy.com/pelicanacq/2026. Shareholders may also attend by telephone (listen-only) at 1-800-450-7155 (toll-free in the U.S. and Canada) or +1-857-999-9155 (international), using conference ID: 6149581#.

How to Vote

Shareholders of record as of the close of business on February 19, 2026, are entitled to notice of and to vote at the Special Meeting. Shareholders are encouraged to vote their shares as soon as possible, even if they plan to attend the Special Meeting virtually. Votes can be cast in the following ways:

●	By Internet: Visit the website indicated on your proxy card or voting instruction form and follow the instructions.

●	By Telephone: Call the toll-free number provided on your proxy card or voting instruction form.

●	By Mail: Complete, sign, date, and return the enclosed proxy card or voting instruction form in the postage-paid envelope provided.

●	Virtually at the Special Meeting: Log in to the webcast using the control number on your proxy card (or obtain a legal proxy from your broker if shares are held in street name) and cast your vote during the meeting. Pre-registration begins on March 16, 2026, at 9:00 a.m. Eastern Time.

If your shares are held in “street name” through a broker, bank, or nominee, follow the instructions provided by your intermediary. To vote at the Special Meeting, you may need to obtain a legal proxy from them in advance. Shareholders who have previously submitted a proxy may revoke it by submitting a later-dated proxy, notifying Pelican’s proxy solicitor, or voting at the Special Meeting. For assistance with voting, contact Advantage Proxy, Inc. at 1-877-870-8565 (toll-free) or ksmith@advantageproxy.com.

Abstentions and broker non-votes will count toward establishing a quorum but will not count as votes cast on any proposal.

About the Transaction

Greenland Exploration Limited and March GL Company are currently in the process of a business combination with Pelican Acquisition Corporation. The transaction aims to create a publicly traded energy company focused on enhancing global energy security through the responsible development of Greenland’s natural resources.

The business combination is expected to close in the first quarter of 2026, subject to shareholder approval and satisfaction of other customary closing conditions.

About Greenland Exploration Limited

Greenland Exploration Limited is a Texas-based entity focused on developing strategic positions in North American energy assets. Through its partnerships, Greenland aims to deliver long-term shareholder value in a dynamic and evolving energy market. https://www.linkedin.com/company/greenland-energy-company

About March GL Company

March GL Company, a privately-owned Texas Corporation, entered into an agreement with 80 Mile for drilling to commence at the Jameson oil and gas basin in Greenland. March GL will fund 100% of the costs associated with up to two exploration wells, which are designed to delineate the sedimentary structure and energy potential of the Jameson Land Basin. In return, March GL will earn through 80 Mile’s subsidiary company up to 70% interest in the entire basin. March GL Company will be appointed as the Field Operations Manager. More information is available on its website www.MarchGL.com.

About Pelican Acquisition Corporation

Pelican Acquisition Corporation is a blank check company formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses. Pelican is not limited to any particular industry or geographic region in identifying prospective targets.

Additional Information About the Business Combination and Where to Find It

In connection with the Business Combination, Pelican filed with the U.S. Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 (the “Registration Statement”), which includes a proxy statement/prospectus of Pelican and was declared effective on February 17, 2026. Pelican will mail the definitive proxy statement/prospectus relating to the Business Combination to Pelican’s shareholders as of the respective record dates to be established for voting on the Business Combination. The Registration Statement, including the proxy statement/prospectus contained therein, contains important information about the Business Combination and the other matters to be voted upon at a meeting of the Pelican shareholders (the “Pelican Shareholder Meeting”). This press release does not contain all the information that should be considered concerning the Business Combination and other matters and is not intended to provide a basis for any investment decision or any other decision in respect of such matters. Pelican, Greenland Exploration Limited, March GL Company, or Greenland may also file other documents with the SEC regarding the Business Combination. Pelican’s shareholders and other interested persons are advised to read, when available, the Registration Statement, including the proxy statement/prospectus contained therein, the amendments thereto and the definitive proxy statement/prospectus and other documents filed in connection with the Business Combination, as these materials will contain important information about Pelican, Greenland Exploration Limited, March GL Company, Greenland, and the Business Combination.

Pelican’s shareholders and other interested persons will be able to obtain copies of the Registration Statement, including the proxy statement/prospectus contained therein, the definitive proxy statement/prospectus and other documents filed or that will be filed with the SEC, free of charge, by Pelican, Greenland Exploration Limited, March GL Company, and Greenland through the website maintained by the SEC at www.sec.gov.

Participants in the Solicitation

Pelican, Greenland Exploration Limited, March GL Company, Greenland, and their respective directors and officers may be deemed participants in the solicitation of proxies of Pelican shareholders in connection with the Business Combination. More detailed information regarding the directors and officers of Pelican, and a description of their interests in Pelican is contained in Pelican’s filings with the SEC, including its Quarterly Report on Form 10-Q for the fiscal quarters ended October 31, 2025, which was filed with the SEC on December 19, 2025, July 31, 2025, which was filed with the SEC on September 15, 2025, April 30, 2025, which was filed with the SEC on June 27, 2025, and the initial business combination offering filed on Form S-1, and effective as of May 22, 2025, which are available free of charge at the SEC’s website at www.sec.gov. Information regarding the persons who may, under the SEC rules, be deemed participants in the solicitation of proxies of Pelican’s shareholders and other interested persons in connection with the Business Combination and other matters to be voted upon at the Pelican Shareholders Meeting will be set forth in the Registration Statement for the Business Combination when available.

Forward-Looking Statements

This press release includes certain statements that may constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act, and Section 21E of the Exchange Act. Forward-looking statements include, but are not limited to, statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions. The words “anticipate,” “believe,” “continue,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “seek,” “should,” “target,” “would,” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements may include, but are not limited to, statements about Pelican, Greenland Exploration Limited, and March GL Company’s ability to effectuate the Business Combination discussed in this document; the benefits of the Business Combination; the future financial performance of Greenland (defined as the Greenland Energy Company, which will be the go-forward public company following the completion of the Business Combination) following the contemplated transactions; changes in the parties’ strategy; future operations, financial position, estimated revenues and losses, projected costs, prospects, plans and objectives of management. These forward-looking statements are based on information available as of the date of this document, and current expectations, forecasts and assumptions, and involve a number of judgments, risks, and uncertainties. Accordingly, forward-looking statements should not be relied upon as representing Pelican’s, Greenland Exploration Limited’s, March GL Company’s, or Greenland’s views as of any subsequent date, and none of Pelican, Greenland Exploration Limited, March GL Company, and Greenland undertakes any obligation to update forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws. Neither Pelican nor Greenland gives any assurance that either Pelican or Greenland will achieve its business expectations. Therefore, you should not place undue reliance on these forward-looking statements. As a result of a number of known and unknown risks and uncertainties, Greenland’s actual result or performance may be materially different from those expressed or implied by these forward-looking statements. Some factors that could cause actual results to differ include: (i) the timing to complete the Business Combination by Pelican’s business combination deadline, including after approval of applicable extensions and the potential failure to obtain such extension(s) of the business combination by the deadline if sought by Pelican; (ii) the occurrence of any event, change or other circumstances that could give rise to the termination of the definitive agreements relating to the Business Combination, (iii) the outcome of any legal, regulatory, or governmental proceedings that may be instituted against Pelican, Greenland Exploration Limited, March GL Company, or Greenland or any investigation or inquiry following announcement of the Business Combination, including in connection with the Business Combination; (iv) the inability to complete the Business Combination due to the failure to obtain approval of Pelican’s shareholders or other interested persons; (v) Greenland Exploration Limited, March GL Company, and Greenland’s success in retaining or recruiting, or changes required in its officers, key employees or directors, following the Business Combination; (vi) the ability of the parties to obtain the listing of the Greenland’s common stock on a national securities exchange upon the date of closing of the Business Combination; (vii) the risk that the Business Combination disrupts current plans and operations of Greenland Exploration Limited or March GL Company; (viii) the ability to recognize the anticipated benefits of the Business Combination; (ix) the unexpected costs related to the Business Combination; (x) the amount of redemptions by the Pelican public shareholders being greater than expected; (xi) the management and board composition of Greenland following the Business Combination; (xii) limited liquidity and trading of Greenland’s securities following completion of the Business Combination; (xiii) changes in domestic and foreign business, market, financial, political, and legal conditions, including March GL Company’s expectations of receiving extensions on applicable licenses, (xiv) the possibility that Pelican, Greenland Exploration Limited, or March GL Company may be adversely affected by other economic, business, and/or competitive factors; (xv) operational risks; (xvi) litigation and regulatory enforcement risks, including the diversion of management time and attention and the additional costs and demands on Pelican, Greenland Exploration Limited, or March GL Company’s resources; (xvii) the risk that the consummation of the Business Combination is substantially delayed or does not occur; and (xviii) other risks and uncertainties indicated from time to time in the Registration Statement, including those under “Risk Factors” therein, and in other filings of Pelican with the SEC.

No Offer or Solicitation

This press release relates to a Business Combination by and among Pelican, Greenland Exploration Limited, Greenland, and March GL Company. This document does not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Business Combination. This document does not constitute an offer to sell or exchange, or the solicitation of an offer to buy or exchange, any securities, nor shall there by any offer, sale or exchange of securities in any state or jurisdiction in which such offer, solicitation, sale or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities will be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act or an exemption therein.

Contact

Robert Labbe

Chief Executive Officer

Email: admin@pelicanacq.com

Tel: (212) 612-1400

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